================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 27, 2001
                                                 -----------------



                            SPECTRASOURCE CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Nevada                       0-18515                     93-0960302
--------------------------------------------------------------------------------
    (State or other               (Commission                  (IRS Employer
    jurisdiction                  File Number)               Identification No.)
    of incorporation)


10450 Westoffice                 Houston, Texas                  77042
--------------------------------------------------------------------------------
     (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code 713-783-0443
                                                 -----------------

                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

================================================================================

ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

        (a) On November 16, 2001 S.L. Lee, C.P.A. declined to stand for re-election as the Registrant's principal accountant to audit the Company's financial statements. S.L. Lee's decision was accepted by the Company's audit committee and by the Board of Directors of the Registrant. S.L. Lee expressed an unqualified opinion on the Registrant's financial statements as of September 30, 2000 and December 31, 1999, respectively. The Registrant and S.L. Lee have never had a disagreement on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure.

        (b) On November 16, 2001 the company engaged Yartz & Rabalais as its new principal accountant to audit the Company's financial statements. See exhibit attached for letter from Yartz & Rabalais.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a) Financial statements of business acquired
            N/A

        (b) Pro forma financial statements
            N/A

        (c) Exhibits

            16.  Letter from S.L. Lee, C.P.A.; Letter from Yartz & Rabalais





                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     SPECTRASOURCE CORPORATION
                                                     -------------------------
                                                           (Registrant)

Date: November 27, 2001                              By: /s/ CHARLES SHEFFIELD
                                                         ---------------------
                                                         (Signature)
                                                         Charles Sheffield
                                                         President







                                       2